UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of report (Date of earliest event reported) December 18, 2007

STEWART ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana (State or other jurisdiction of incorporation)	0-15449 (Commission File Number)	72-0693290 (IRS Employer Identification Number)

1333 South Clearview Parkway Jefferson, Louisiana (Address of Principal Executive Offices)	70121 (Zip Code)
(504) 729-1400
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
Amended and Restated By-laws

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
     On December 18, 2007, Section 9 of the By-laws of Stewart Enterprises, Inc. (the “Company”) was amended to permit the issuance and transfer of the Company’s Class A common stock in uncertificated form in order to be eligible to participate in the Direct Registration System, a condition to continued listing on the NASDAQ Global Market.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated By-laws of Stewart Enterprises, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewart Enterprises, Inc.
Date: December 24, 2007	By:	/s/ Lewis J. Derbes, Jr.
		Name:	Lewis J. Derbes, Jr.
		Title:	Vice President, Secretary & Treasurer